================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 --------------

       Date of Report (Date of earliest event reported): October 25, 2005



                             The Enstar Group, Inc.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Georgia                    0-07477                    63-0590560
 ----------------------     ---------------------        -------------------
(State of Incorporation)    Commission File Number         (IRS employer
                                                         identification no.)


                               401 MADISON AVENUE
                            MONTGOMERY, ALABAMA 36104

          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (334) 834-5483



                                 NOT APPLICABLE
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

===============================================================================

ITEM 8.01.  OTHER EVENTS.

     On October 25, 2005, The Enstar Group, Inc. (the "Company") issued a press release relating to its participation in an investor group that had previously entered into a memorandum of understanding with Refco, Inc. A copy of the Company's press release is attached to this Current Report on Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits

           99.1 Text of the Press Release of The Enstar Group, Inc., dated October 25, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 27, 2005




                                         THE ENSTAR GROUP, INC.



                                         By: /s/ Cheryl D. Davis
                                         ---------------------------------------
                                         Cheryl D. Davis
                                         Chief Financial Officer, Vice President
                                         of Corporate Taxes and Secretary